SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 31, 2002


                         HELSINKI CAPITAL PARTNERS, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


         0-23504                                            33-0601502
(Commission File Number)                    (IRS Employer Identification No.)


 24351 Pasto Road, Suite B, Dana Point, California                       92629
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (949) 489-2400



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Item 1.       Change in Control of Registrant.
Item 2.       Acquisition or Disposition of Assets.

              On August 31, 2002, Helsinki Capital Partners, Inc. (the "Registrant") acquired Skyframes, Inc., a Texas corporation ("Skyframes") pursuant to an Exchange Agreement (the "Agreement"), dated as of Augustr 3, 2002.

              The Registrant acquired all of the outstanding shares of Common Stock of Skyframes, in exchange for 8,500,000 shares of the Registrant's Common Stock. In addition, the Company issued 1,733,250 shares on conversion of two outstanding convertible promissory notes (all numbers give effect to a 1.5 for one forward stock split). As a result, there are 10,870,150 shares outstanding.

              Pursuant to the Agreement, an additional person was elected as a director and executive officer.

              The names of the current directors and executive officers of the Registrant and holders of more than 5% of the outstanding shares of common stock and the number of shares held and the percentage of the total issued and outstanding Common Stock (the only voting security) of the Registrant owned by each of them are as follows.

                                                                        Number                     Percentage
                                                                       of Shares                    of Shares
   Name                         Office                                   Owned                        Owned

Chester A. Noblett, Jr.
Chairman (1)                                                             2,500,000                       23.0%

Jehu Hand
President and Director(2)                                                4,918,250                       45.2%

JJ Fin
Chief Technical Officer1,200,000                                             11.0%

Kimberly Peterson    1,500,000                                               13.8%

All officers
  and directors
  as a group
  (3 persons)                                                            8,618,250                       79.2%

(1) Mr. Noblett beneficially owns these shares which are held in trust by the law firm of Pierson & Behr, Arlington, Texas. A principal of such firm, Gary Pierson, also owns 250,000 shares. (2) Mr. Hand controls a family limited partnership which is the record owner of 2,868,250 shares, and the remaining 2,050,000 shares are held by him in trust.



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Item 7.       Financial Statements, Pro Forma Financial Information
              and Exhibits.

              (a)(b) The required financial statements and pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder within 60 days of the date of the event reported herein.

              (c)        Exhibits

                         2. Plan of acquisition, reorganization, arrange-ment, liquidation or succession.

                                 2.1. Exchange Agreement dated September 3, 2002, between the Registrant and Skyframes, Inc.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 3, 2002                        HELSINKI CAPITAL PARTNERS, INC.



                                                       By: /s/ Jehu Hand
                                                       Jehu Hand
                                                       President



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